Exhibit 10.57

ASSUMPTION AND JOINDER AGREEMENT

This ASSUMPTION AND JOINDER AGREEMENT, dated as of January 29, 2013 (this “Joinder Agreement”), is made by KBSIII TOWER AT LAKE CAROLYN, LLC, a Delaware limited liability company (the “Additional Borrower”), each of the other Borrowers party to the Loan Agreement referred to below, and U.S. Bank National Association, a national banking association, as administrative agent for the Lenders party to the Loan Agreement referred to below (“Agent”) and the Lenders described below.

RECITALS

A.        Reference is made to that certain Loan Agreement dated as of April 30, 2012 (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the “Loan Agreement”), among KBSIII DOMAIN GATEWAY, LLC, a Delaware limited liability company, KBSIII LAS CIMAS IV, LLC, a Delaware limited liability company, KBSIII 1550 WEST MCEWEN DRIVE, LLC, a Delaware limited liability company, and KBSIII 155 NORTH 400 WEST, LLC, a Delaware limited liability company, and each other New Borrower that has become a Borrower under the Loan Agreement (each, an “Existing Borrower” and, collectively, “Existing Borrowers”), each lender from time to time a party hereto (individually, a “Lender” and collectively, the “Lenders”), and Agent. Any capitalized term used and not defined in this Joinder Agreement shall have the meaning given to such term in the Loan Agreement. This Joinder Agreement is a “Joinder Agreement” described in the Loan Agreement.

B.        The Additional Borrower is a New Borrower which is owned, directly or indirectly, by Guarantor.

C.        Pursuant to Section 7.21 of the Loan Agreement, Existing Borrowers and the Additional Borrower have requested that certain real property owned by the Additional Borrower (the “Additional Property”) more particularly described on Exhibit A attached hereto be included in the Borrowing Base Value and Borrowing Base Amount as an Additional Property. The legal description of the Additional Property attached as Exhibit A hereto is hereby added to Exhibit C of the Loan Agreement. The Additional Property Improvements (the “KBS Lake Carolyn Improvements”) are described in Exhibit B attached hereto and incorporated herein, and are by this reference added to Exhibit B of the Loan Agreement. The Cost Basis of the Additional Property is $45,718,738.56. The U.S. EIN of Additional Borrower is 46-1568803.

D.        The Committed Amount of the Loan is being increased from $108,000,000 to $200,000,000.00 (as amended, the “Loan”) in connection with (i) the execution and delivery of, among other documents, (a) this Agreement, (b) that certain Third Modification and Additional Advance Agreement dated as of even date herewith by and between Existing Borrowers, Additional Borrower, Agent and Lenders (the “Third Modification Agreement”), and (c) the “Notes” as defined and described in the Third Modification Agreement, and (ii) the addition of the Additional Property as collateral for the Loan. Upon the effective date of this Joinder Agreement (and prior to the disbursement of any portion of the Additional Advance (as defined in the Third Modification Agreement)), the outstanding principal balance of the Loan is $63,200,000.00.

E.        As one of the conditions to the admission of the Additional Property as an Approved Property, the parties hereto are executing this Joinder Agreement.

NOW, THEREFORE, in consideration of the foregoing Recitals and the terms, covenants, and conditions of this Joinder Agreement, the receipt of which and sufficiency of which are hereby acknowledged, the Additional Borrower, Existing Borrowers, Agent and Lenders agree as follows:

1.        Joinder as Borrower; Additional Property as a Property. The Additional Borrower assumes and agrees to be bound by all of the terms, obligations, covenants, representations, warranties and conditions of the Loan Agreement, the Notes, the Fee Letter, the Environmental Indemnity, jointly and severally with the other Persons comprising the Borrowers, and assumes and agrees to be bound thereby, and shall be deemed to be a party thereto, as a Borrower and Indemnitor (as defined in the Environmental Indemnity), as if the Additional Borrower had originally executed the Loan Agreement, the Notes, the Fee Letter and the Environmental Indemnity. The Additional Borrower hereby agrees (i) that the Additional Property shall constitute a Property for all purposes under the Loan Agreement, Environmental Indemnity and the other Loan Documents and (ii) to execute and deliver such additional documents as Agent may reasonably require, including a Deed of Trust.

2.        Consent And Acceptance. Existing Borrowers, Agent, Lenders and Guarantors (by their signatures to the consent attached hereto) hereby consent to the assumption of the Loan Agreement, the Notes, the Fee Letter, and the Environmental Indemnity and the Obligations by the Additional Borrower and agree and acknowledge that after the date of this Joinder Agreement, (i) the Additional Borrower shall be a “Borrower” and (ii) the Additional Property shall be a “Property,” for all purposes of the Loan Agreement, the Notes, the Fee Letter and the Environmental Indemnity and each of the other Loan Documents, including for purposes of the indemnity provided to Agent and Lenders by each of the Borrowers (including Additional Borrower upon execution of this Joinder Agreement) under the Environmental Indemnity.

3.        Ownership of Additional Borrower. The Additional Borrower and each other Borrower represent and warrant to Lenders and Agent that the Additional Borrower is wholly-owned, directly or indirectly, by Properties REIT.

4.        Legal Status; Organizational Documents. The Additional Borrower represents and warrants to Agent and each Lender that (i) true, correct and accurate copies of all of the organizational documents of the Additional Borrower have been delivered to Agent and (ii) Additional Borrower is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly registered and qualified to transact business in, and is in good standing under the laws of, the state in which the Additional Property it owns is located, and has all power, authority, permits, consents, authorizations and licenses necessary to carry on its business, to construct, equip, own and operate such Additional Property and to execute, deliver and perform this Agreement and the other Loan Documents; all consents of the members of Additional Borrower necessary to authorize the execution, delivery and performance of this Joinder Agreement and of the other Loan Documents which have been or are to be executed by and on behalf of Additional Borrower have been duly obtained and are in full force and effect; this Joinder Agreement and such other Loan Documents have been duly authorized, executed and delivered by and on behalf of Additional Borrower so as to constitute this Joinder Agreement and such other Loan Documents the valid and binding obligations of Additional Borrower, enforceable in accordance with their terms; and Additional Borrower has complied with all applicable assumed and/or fictitious name requirements of the state in which it is organized and of the state in which the Additional Property it owns is located, if different.

5.        No Default; Compliance with Loan Agreement. The Additional Borrower and each other Borrower covenant, represent and warrant to Agent and each Lender that:

(a)        Additional Borrower owns fee title to the Additional Property, does not own any other property other than the Additional Property, and has satisfied the other requirements set forth in Section 7.21(b) of the Loan Agreement.

(b)        To the best of Additional Borrower’s knowledge, the Additional Property is free from all Hazardous Substances except as disclosed in that certain Phase I Environmental Site Assessment prepared by ENVIRON International Corporation dated as of December, 2012 (Project No. 04-5242GZ), in the form disclosed to Agent as of the date of the recordation of a Deed of Trust against the Additional Property.

(c)        The Additional Property and all related personal property is free and clear of all liens, charges and encumbrances other than Permitted Encumbrances (as defined in the Loan Agreement) or except as otherwise agreed by Agent in writing. For purposes of clarification, the Deed of Trust to be recorded against the Additional Property shall be a “Deed of Trust” as defined in the Loan Agreement and the title policy insuring Agent’s and the Lenders’ lien under such Deed of Trust shall be a “Title Policy” as defined in the Loan Agreement. Exhibit D to the Loan Agreement is hereby deemed to include reference to such Title Policy and Deed of Trust.

(d)        Except as otherwise disclosed to Agent in writing, each of the representations and warranties made by Borrowers pursuant to the Loan Agreement, including, without limitation, those set forth in Article IV therein, are true and correct in all material respects with regard to the Additional Borrower.

(e)        No Event of Default, or event which, with notice or lapse of time or both, could become an Event of Default, has occurred and is continuing under any Loan Document.

(f)        Additional Borrower has been afforded the opportunity to carefully read this Agreement, the Loan Agreement, the Notes, the Fee Letter and the Environmental Indemnity (as such documents may be amended pursuant to the Third Modification Agreement), and to review such documents with an attorney of Additional Borrower’s choice before signing this Agreement. Additional Borrower acknowledges having read and understood the meaning and effect of this Agreement, the Loan Agreement, the Notes, the Fee Letter, and the Environmental Indemnity before signing this Agreement and understands it shall thereafter be bound by the Loan Documents and liable for all Obligations owing by Borrowers under the Loan Documents.

6.        Counterparts; Joint Borrower Provisions. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same instrument. Section 7.19 of the Loan Agreement (the joint borrower provisions) is by this reference hereby incorporated herein in its entirety.

7.        Governing Law. The validity, enforcement, and interpretation of this Joinder Agreement, shall for all purposes be governed by and construed in accordance with the laws of the State of California and applicable United States federal law, and is intended to be performed in accordance with, and only to the extent permitted by, such laws. To the maximum extent permitted by applicable law, Additional Borrower hereby waives any right to a trial by jury in any action relating to the Loan and/or the Loan Documents.

8.        Limited Recourse Provision. Section 7.25 of the Loan Agreement (the limited recourse provisions) is by this reference hereby incorporated herein in its entirety.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Joinder Agreement is executed as of the date first above written.

ADDITIONAL BORROWER:

KBSIII TOWER AT LAKE CAROLYN, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION VI, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr., Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

S-1

EXISTING BORROWERS:
KBSIII DOMAIN GATEWAY, LLC, a Delaware limited liability company

By:	KBSIII REIT ACQUISITION I, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr., Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

KBSIII LAS CIMAS IV, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION II, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr., Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

KBSIII 1550 WEST MCEWEN DRIVE, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION IV, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr., Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

KBSIII 155 NORTH 400 WEST, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION V, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr., Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

AGENT: U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent

By:	/s/ Adrian B. Montero
Name:	Adrian B. Montero
Title:	Senior Vice President

LENDERS: U.S. BANK NATIONAL ASSOCIATION, a national banking association

By:	/s/ Adrian B. Montero
Name:	Adrian B. Montero
Title:	Senior Vice President

REGIONS BANK

By:	/s/ Lee Surtees
Name:	Lee Surtees
Title:	Vice President

FIFTH THIRD BANK, an Ohio banking corporation

By:	/s/ Matthew Rodgers
Name:	Matthew Rodgers
Title:	Vice President

CONSENT OF GUARANTOR:

KBS REIT PROPERTIES III, LLC, a Delaware limited liability company and KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation (collectively, “Guarantor”), hereby (i) consent to the terms, conditions and provisions of the foregoing Joinder Agreement and the transactions contemplated by such Joinder Agreement, including, without limitation, the admission of the Additional Borrower as a Borrower under the Loan Agreement and the other Loan Documents, and the assumption of the Obligations by the Additional Borrower, and (ii) reaffirm the full force and effectiveness of that certain Repayment Guaranty dated as of April 30, 2012, executed by Guarantor in favor of Agent, as it has been amended.

KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company

By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

	By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation its general partner

		By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr., Chief Executive Officer

KBS REAL ESTATE INVESTMENT TRUST III, INC.,

a Maryland corporation

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

EXHIBIT A

Legal Description of Additional Property (Lake Carolyn)

That certain real property located in the County of Dallas, State of Texas and more particularly described as follows:

TRACT 1:

BEING a tract of land situated in the Elizabeth Crockett Survey, Abstract No. 217, in the City of Irving, Dallas County, Texas, and being all of Lot 1, Block II of Las Colinas Urban Center, Revised Thirty-first Installment, as recorded in Volume 87045, Page 1492 of the Deed Records of Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a “+” cut in concrete found for corner at the intersection of the southerly right-of-way line of O’Connor Boulevard (110’ R.O.W.) with the cut-off line between the said southerly right-of-way line of O’Connor Boulevard and the westerly right-of-way line of Las Colinas Boulevard East (110’ R.O.W.);

THENCE, along said cut-off line and the westerly right-of-way line of Las Colinas Boulevard as follows:

South 60 degrees 53 minutes 29 seconds East a distance of 28.70 feet to a “+” cut in concrete found for corner;

South 16 degrees 43 minuted 45 seconds East a distance of 60.28 feet to a “+” cut in concrete found for corner and the beginning of a curve to the left from which the radius point bears North 73 degrees 16 minutes 15 seconds East a distance of 878.52 feet;

Along said curve to the left through a central angle of 24 degrees 47 minutes 15 seconds and an arc length of 380.07 feet to a “+” cut in concrete found for corner at the point of tangency;

South 41 degrees 31 minutes 00 seconds East a distance of 7.25 feet to a “+” cut in concrete found for corner;

THENCE, South 54 degrees 20 minutes 56 seconds West, departing the westerly right-of-way line of Las Colinas Boulevard East, a distance of 113.80 feet to a “V” cut in brick paver found for corner ;

THENCE, South 09 degrees 20 minutes 56 seconds West, a distance of 36.89 feet to a “+” cut in concrete found for corner;

THENCE, North 80 degrees 39 seconds 04 seconds West, a distance of 105.34 feet to a “+” cut in concrete found for corner;

A-1

THENCE, South 54 degrees 20 minutes 56 seconds West, a distance of 57.74 feet to a 1/2-inch iron rod with “RLG” cap found for corner;

THENCE, North 80 degrees 39 minutes 04 seconds West, a distance of 155.33 feet to a 1/2-inch iron rod found for corner;

THENCE, South 54 degrees 20 minutes 56 seconds West, a distance of 76.31 feet to a “+” cut in concrete found for corner on the dry side of a concrete retaining wall along Lake Carolyn;

THENCE, continuing along the dry side of the aforementioned concrete retaining wall as follows:

North 03 degrees 01 minute 32 seconds West, a distance of 79.19 feet to a “+” cut in concrete found for corner;

North 21 degrees 54 minutes 10 seconds East, a distance of 235.32 feet to a “+” cut in concrete found for corner;

North 21 degrees 55 minutes 59 seconds West, a distance of 166.47 feet to a “+” cut in concrete found for corner;

North 10 degrees 11 minutes 38 seconds West, a distance of 18.61 feet to a “+” cut in concrete found for corner;

THENCE, departing said concrete retaining wall, North 79 degrees 48 minutes 22 seconds East, a distance of 41.01 feet to a “+” cut in concrete found for corner;

THENCE, North 10 degrees 11 minutes 45 seconds West a distance of 27.80 feet to a “+” cut in concrete found for corner in the south right-of-way line of said O’Connor Boulevard and being in a curve to the left from which the radius point bears North 10 degrees 23 minutes 33 seconds West a distance of 2394.17 feet;

THENCE, continuing along said curve to the left in a northeasterly direction along the southerly right-of-way line of O’Connor Boulevard through a central angle of 04 degrees 25 minutes 19 seconds and an arc length of 184.78 feet to the POINT OF BEGINNING and containing 154,405 square feet or 3.5446 acres of land, more or less.

TRACT 2:

Easements rights in and to the Common Properties as created and defined under terms, conditions and stipulations in the Declaration, as hereinafter defined in that certain Declaration - Las Colinas Area I, Dallas County, Texas, dated August 22, 1973, recorded August 22, 1973 in Volume 73166, Page 1001, as amended and supplemented.

A-2

EXHIBIT B

Description of KBS Lake Carolyn Improvements

The KBS Lake Carolyn Improvements include an office building totaling approximately 364,336 rentable square feet, constructed in 1988 but fully renovated between 2005 and 2011 and containing approximately 1,113 parking spaces.

B-1